As filed with the  Securities  and  Exchange  Commission  on  November  12, 2002
                                                     Registration No. 333-100303

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

               --------------------------------------------------

                                 AMENDMENT NO. 2

                             FIDELITY BANCORP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Pennsylvania                        6035                  25-1705405
------------------------------      ----------------------   -------------------
(State or other jurisdiction        (Primary SIC No.)         (I.R.S. Employer
of incorporation or organization)                            Identification No.)

               1009 Perry Highway, Pittsburgh, Pennsylvania 15237
                                 (416) 367-3300
--------------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

                             Mr. William L. Windisch
                             Chief Executive Officer
                             Fidelity Bancorp, Inc.
               1009 Perry Highway, Pittsburgh, Pennsylvania 15237
                                 (416) 367-3300
--------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                            Please send copies of all
                               communications to:
                             Samuel J. Malizia, Esq.
                            Felicia C. Battista, Esq.
                            MALIZIA SPIDI & FISCH, PC
         1100 New York Avenue, NW, Suite 340 West, Washington, DC 20005
                                 (202) 434-4660

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after this registration statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

         If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]



                                                      CALCULATION OF REGISTRATION FEE
------------------------------------ ------------------ ----------------------------- ------------------------- --------------------
 Title of Each Class of Securities     Amount to be      Proposed Maximum Offering        Proposed Maximum           Amount of
         To Be Registered               Registered            Price Per Share         Aggregate Offering Price    Registration Fee
------------------------------------ ------------------ ----------------------------- ------------------------- --------------------
   Common Stock, $0.01 par value          124,000                  $16.00                  $1,984,000 (1)              $183*
------------------------------------ ------------------ ----------------------------- ------------------------- --------------------

(1)  Estimated solely for the purpose of calculating the registration fee.

*    Previously paid.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                 PART II: INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules:

         The  financial   statements   and  exhibits   filed  as  part  of  this
Registration Statement are as follows:

                  (a)      List of Exhibits:
                    2      Plan of Merger Conversion*
                    3(i)   Articles of Incorporation of Fidelity Bancorp, Inc. (1)
                    3(ii)  Amended Bylaws of Fidelity Bancorp, Inc. (2)
                    4      Specimen Stock Certificate of Fidelity Bancorp, Inc. (1)
                    5      Opinion of Malizia Spidi & Fisch, PC regarding legality of securities registered*
                    8.1    Federal Tax Opinion of Malizia Spidi & Fisch, PC*
                    8.2    State Tax Opinion of Malizia Spidi & Fisch, PC*
                   10.1    Employee Stock Ownership Plan, as amended (1)
                   10.2    1988 Employee Stock Compensation Program (1)
                   10.3    1993 Employee Stock Compensation Program (3)
                   10.4    1997 Employee Stock Compensation Program (4)
                   10.5    1993 Directors' Stock Option Plan (3)
                   10.6    Employment Agreement between the Company, the Bank and William L. Windisch (1)
                   10.7    1998 Group Term Replacement Plan (6)
                   10.8    1998 Salary Continuation Plan Agreement by and between W.L. Windisch, the Company and the Bank (6)
                   10.9    1998 Salary Continuation Plan Agreement by and between R.G. Spencer, the Company and the Bank (6)
                  10.10    1998 Salary Continuation Plan Agreement by and between M.A. Mooney, the Company and the Bank (6)
                  10.11    1998 Stock Compensation Plan (5)
                  10.12    2000 Stock Compensation Plan (7)
                  20.1     Dividend Reinvestment Plan (8)
                  23.1     Consent of Malizia Spidi & Fisch, PC (included with Exhibit 5)*
                  23.2     Consent of KPMG LLP*
                  23.3     Consent of Stokes & Hinds, LLC*
                  24       Power of Attorney (included with signature page)
                  99.1     Marketing Materials*
                  99.2     Appraisal Report**

---------------
(1) Incorporated by reference from the exhibits attached to the Prospectus and Proxy Statement of the Company included in its Registration Statement on Form S-4 (registration No. 33-55384) filed with the SEC on December 3, 1992.
(2) Incorporated by reference to an identically numbered exhibit on Form 10-Q filed with the SEC on August 14, 2002.
(3) Incorporated by reference from an exhibit in Form S-8 filed with the SEC on May 2, 1997.
(4) Incorporated by reference from an exhibit in Form S-8 filed with the SEC on March 12, 1998.
(5) Incorporated by reference from an exhibit in Form S-8 filed with the SEC on January 25, 1999.
(6) Incorporated by reference to an identically numbered exhibit on Form 10-Q filed with the SEC on December 29, 1998.

(7) Incorporated by reference to Exhibit 4.1 to the Form S-8 filed with the SEC on January 19, 2001.
(8) Incorporated by reference to an identically numbered exhibit on Form 10-Q filed with the SEC on February 14, 2000.
*    Previously filed.
**   Filed in accordance with Rule 202 of Regulation S-T.

                  (b)      Financial Statements and Schedules:

         Financial statement schedules are omitted because they are not required or are not applicable or the required information is shown in the financial statements or the notes thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania as of November 12, 2002.

                               FIDELITY BANCORP, INC.

                               /s/ William L. Windisch
                               -------------------------------------------------
                               William L. Windisch
                               Chairman of the Board and Chief Executive Officer (Duly authorized representative)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William L. Windisch, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully so or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated as of November 12, 2002.

/s/ William L. Windisch                              /s/ Richard G. Spencer
--------------------------------------------         --------------------------------------
William L. Windisch                                  Richard G. Spencer
Chairman of the Board and                            President, Chief Operating Officer and
   Chief Executive Officer                           Director

         *                                                     *
--------------------------------------------         --------------------------------------
J. Robert Gales                                      Robert F. Kastelic
Director                                             Director

         *                                                     *
--------------------------------------------         --------------------------------------
Oliver D. Keefer                                     Charles E. Nettrour
Director                                             Director

         *                                           /s/ Lisa L. Griffith
--------------------------------------------         --------------------------------------
Joanne Ross Wilder                                   Lisa L. Griffith
Director                                             Vice President and Chief Financial Officer
                                                     (Principal Accounting Officer)

*By:     /s/ William L. Windisch
         -----------------------------------
         William L. Windisch
         Attorney-in-Fact
